UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3450 Monte Villa Parkway, Suite 101
Bothell, WA 98021
(Address of principal executive offices, including zip code)

(425) 354-5038
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 9, 2010, AVI BioPharma, Inc. (the “Company”) announced via press release the Company’s results for the three and nine month periods ended September 30, 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  The information in this Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description
99.1	Press release, dated November 9, 2010, entitled “AVI BioPharma Announces Third Quarter 2010 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVI BioPharma, Inc.

By:	/s/ J. David Boyle II
J. David Boyle II
Interim President and Chief Executive Officer, and Senior Vice President and Chief Financial Officer

Date: November 9, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 9, 2010, entitled “AVI BioPharma Announces Third Quarter 2010 Financial Results.”